I

United States

Securities And Exchange Commission
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2021 (December 1, 2021)

(Exact name of registrant as specified in its charter)

Delaware	000-10537	36-3143493
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

37 South River Street
Aurora, Illinois 60507
(Address of principal executive offices) (Zip code)

(630) 892-0202
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OSBC	The Nasdaq Stock Market

Item 2.01. Completion of Acquisition or Disposition of Assets.

On December 1, 2021, Old Second Bancorp, Inc. (“Old Second”) completed its previously announced merger (the “Merger”) with West Suburban Bancorp, Inc. (“West Suburban”), pursuant to the Agreement and Plan of Merger and Reorganization, dated as of July 25, 2021 (the “Merger Agreement”). At the effective time of the Merger (the “Effective Time”), West Suburban merged with and into Old Second, with Old Second surviving the Merger.  Immediately following the Merger, West Suburban Bank, an Illinois-chartered banking corporation and wholly-owned subsidiary of West Suburban, merged with and into Old Second National Bank (the “Bank”), a national banking association and wholly-owned subsidiary of Old Second, with the Bank continuing as the surviving bank.

Pursuant to the terms of the Merger Agreement, at the Effective Time, each West Suburban shareholder has the right to receive 42.413 shares (the “Exchange Ratio”) of Old Second common stock and $271.15 in cash, without interest, for each share of West Suburban common stock owned by the shareholder, with cash to be paid in lieu of fractional shares.  Each outstanding share of Old Second’s common stock remained outstanding and was unaffected by the Merger.

Upon the closing of the Merger, the shares of West Suburban common stock, which were previously quoted on the OTC Pink Open Market under the symbol “WNRP,” will no longer be quoted on the OTC Pink Open Market.

The foregoing description of the transactions contemplated by the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, attached as Exhibit 2.1 to Old Second’s Current Report on Form 8-K filed on July 26, 2021, and incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger and pursuant to the terms of the Merger Agreement, on December 1, 2021, Old Second increased the size of its board of directors (the “Board”), effective immediately after the Effective Time, from 14 to 17 members, and appointed three former West Suburban Bank directors to the Board as follows:  Keith Acker, John Williams, Jr. and Keith Kotche (the “New Directors”).  Mr. Acker, Mr. Williams and Mr. Kotche will serve, respectively, for terms expiring at Old Second’s 2022, 2023 and 2024 annual stockholders’ meetings, subject to prior death, resignation or removal from office as provided by law.  In addition, effective immediately after the Effective Time, the New Directors were appointed as directors of the Bank.

Each of the New Directors has also been assigned to serve on certain committees of the Bank’s board of directors. In particular, Mr. Acker was appointed to the IT Steering Committee, Mr. Williams was appointed to the Risk Committee and Mr. Kotche was appointed to the Loan Committee.

Mr. Kotche and Mr. Williams will participate in Old Second’s standard non-employee director compensation arrangements, as described under “Director Compensation” in Old Second’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 16, 2021, which description is incorporated herein by reference, as such arrangements may be amended from time to time.

As previously disclosed, in connection with the merger, Old Second entered into an employment agreement with Mr. Acker, which became effective on December 1, 2021. A description of the material terms of Mr. Acker’s employment agreement is set forth under “The Merger—Interests of West Suburban Directors and Executive Officers in the Merger—Employment Agreements and Other Compensation—Old Second Employment Agreements,” in the Joint Proxy Statement/Prospectus regarding the Merger that was filed by Old Second with the SEC on October 25, 2021 pursuant to Rule 424(b)(3) (the “Prospectus”), and such description is incorporated herein by reference. The description of Mr. Acker’s employment agreement in the Prospectus does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.  Mr. Acker will not receive additional compensation for his service on the boards of director of Old Second and the Bank.

In addition, as disclosed in the Prospectus, Mr. Acker entered into an Amended and Restated Life Insurance Agreement with West Suburban (the “Life Insurance Agreement”), which Old Second assumed in the Merger. Under the terms of the Life Insurance Agreement, his named beneficiary will be entitled to a death benefit, the amount of which will vary depending on his employment status at the time of death as follows: (i) if he dies while covered under the Life Insurance Agreement and while actively employed by Old Second, his beneficiary will receive a death benefit of $750,000; (ii) if he dies while covered under the Life Insurance Agreement but after his retirement, his beneficiary will receive a death benefit of $375,000; or (iii) if he dies while covered under the Life Insurance Agreement and after suffering a disability, his beneficiary will receive a death benefit of $375,000.  Old Second will be entitled to any excess death benefit amount that becomes payable under the applicable insurance policies purchased to fund the Life Insurance Agreement.

Item 8.01. Other Events.

On December 1, 2021, Old Second issued a press release announcing the completion of the Merger and the appointment of three former West Suburban Bank directors to the Board. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired.

The audited consolidated financial statements of West Suburban as of December 31, 2020 and 2019, and for each of the years in the two-year period ended December 31, 2020, and related notes, are hereby incorporated by reference to Exhibit 99.2 hereto.

The unaudited consolidated financial statements of West Suburban as of September 30, 2021 and 2020, and for the nine-month periods ended September 30, 2021 and 2020, and related notes, will be filed no later than 71 days after the date on which this report is required to be filed.

(b)    Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of December 31, 2020 and the unaudited pro forma condensed combined income statement for the year ended December 31, 2020, are hereby incorporated by reference to Exhibit 99.3 hereto.

The unaudited pro forma condensed combined balance sheet as of September 30, 2021 and the unaudited pro forma condensed combined income statement for the nine months ended September 30, 2021 will be filed no later than 71 days after the date on which this report is required to be filed.

Exhibit No.	Exhibit

2.1

Agreement and Plan of Merger between Old Second Bancorp, Inc. and West Suburban Bancorp, Inc. dated as of July 25, 2021 (incorporated by reference to Exhibit 2.1 of the Old Second Bancorp, Inc. Current Report on Form 8-K filed on July 26, 2021).+

10.1	Employment Agreement, dated July 25, 2021, between Old Second Bancorp, Inc. and Keith Acker.
23.1	Consent of Crowe LLP.

99.1	Press Release dated December 1, 2021.

99.2

Audited consolidated financial statements of West Suburban Bancorp, Inc. as of December 31, 2020 and 2019, and for each of the years in the two-year period ended December 31, 2020, and related notes (incorporated by reference to Old Second Bancorp, Inc.’s Amendment No. 1 to the Registration Statement on Form S-4 (File Number 333-259946) filed on October 19, 2021).

99.3

Unaudited pro forma condensed combined balance sheet as of December 31, 2020 and the unaudited pro forma condensed combined income statement for the year ended December 31, 2020 (incorporated by reference to Old Second Bancorp, Inc.’s Amendment No. 1 to the Registration Statement on Form S-4 (File Number 333-259946) filed on October 19, 2021).

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

+

Schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish supplementally a copy of any omitted schedules or similar attachment to the SEC upon request.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD SECOND BANCORP, INC.

Dated: December 1, 2021	By:	/s/ Bradley S. Adams
Bradley S. Adams
Executive Vice President and
Chief Financial Officer